SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-FIELDCREST CANNON

          GABELLI FUNDS, INC.
               THE GABELLI ASSET FUND
                                12/09/97           10,000-           34.0452
                                12/02/97            5,000-           34.0114
          GAMCO INVESTORS, INC.
                                12/01/97            5,000-           33.6875
                                11/21/97            5,000-           33.7500
                                11/20/97           35,000-           33.7679
                                11/20/97           14,000-           33.7500
                                11/19/97            7,000-           33.6071
                                11/19/97            1,000-           33.6875
                                11/19/97           10,000-           33.5313
                                11/17/97           10,000-           33.7406
                                11/17/97            5,000-           33.6875





















          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.



                                       28
SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

CONVERTIBLE STOCK-FIELDCREST CV DEBT6%

          GAMCO INVESTORS, INC.
                                12/01/97              150            82.7500
                                11/21/97               15-           82.5000






























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.



                                       29